UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory note
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K furnished by Kulicke and Soffa Industries, Inc. (the “Company”) on May 3, 2023 (the “Original Form 8-K”). The Original Form 8-K was furnished with the United States Securities and Exchange Commission to report the Company’s financial results for its second fiscal quarter ended April 1, 2023.

This Amendment amends Item 2.02 of the Original Form 8-K solely to correct an inadvertent error in the press release furnished as Exhibit 99.1 thereto. As previously furnished, the “Second Quarter Fiscal 2023 Financial Highlights” and “Reconciliation of U.S. GAAP Cash Provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow,” in the press release reflected incorrect data in the GAAP cash from operations and adjusted free cash flow for the three months ended April 1, 2023 and April 2, 2022. A correction to the press release is furnished as Exhibit 99.1 to this Amendment. No other changes have been made to the Original Form 8-K.

Item 2.02     Results of Operations and Financial Condition.
On May 3, 2023, the Company issued a press release with respect to its financial results for its second fiscal quarter ended April 1, 2023. A correction to the press release, dated May 4, 2023, is furnished as Exhibit 99.1 to this report, and is incorporated by reference into this Item 2.02 as if fully set forth herein.
The information in this report, furnished under “Item 2.02 Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 4, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8‑K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: May 4, 2023	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)